SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 15, 2003


                                AirGate PCS, Inc.

             (Exact name of registrant as specified in its charter)


    Delaware                      027455                       58-2422929
    --------                      ------                       ----------
(State or other            (Commission File No.)            (I.R.S. Employer
 Jurisdiction of                                           Identification No.)
 Incorporation)

         233 Peachtree Street, N.E.                              30303
         Harris Tower, Suite 1700,                            (Zip Code)
              Atlanta, Georgia
  (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 525-7272



                                 Not Applicable

          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure (also provides information required under Item 12 "Results of Operations and Financial Condition").

The information contained in this Current Report on Form 8-K, which is required by Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure" pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583.

On May 15, 2003 AirGate PCS, Inc. (the "Company") issued a press release on the subject of 2003 second quarter consolidated earnings for the Company. A copy of such release is attached hereto as Exhibit 99.1.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this Item 9 and Exhibit 99.1 shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

                                                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  AIRGATE PCS, INC.


Date: May 21, 2003
                                  By:  /s/ William H. Seippel
                                     -----------------------------------------
                                           William H. Seippel
                                           Chief Financial Officer